SUPPLEMENT DATED FEBRUARY 1, 2002 TO THE PROSPECTUS
                        OF EACH OF THE FOLLOWING FUNDS OF
                               MERCURY FUNDS, INC.


                          Mercury Global Balanced Fund
                           Mercury International Fund
                        Mercury Pan-European Growth Fund
                           Mercury Select Growth Fund
                           Mercury U.S. Large Cap Fund
                       Mercury U.S. Small Cap Growth Fund

Each Fund listed above may lend securities with a value not exceeding 33 1/3% of its total assets to financial institutions that provide cash or government securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Fund may lose money and there may be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Fund.



Code #  SEC-0102ALL